UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 8, 2021

American Virtual Cloud Technologies, Inc.
(Exact Name of registrant as Specified in Charter)

Delaware	001-38167	81-2402421
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1720 Peachtree Street, Suite 629	30309
Atlanta, GA	(Zip code)
(Address of principal executive offices)

(404) 239-2863
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVCT	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	AVCTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Complete Interim Review.

American Virtual Cloud Technologies, Inc. (the “Company”) recently became aware, through discussions with the Company’s prior independent registered public accounting firm, Marcum LLP (“Marcum”), that its Annual Report on Form 10-K for the fiscal year ended March 31, 2020, filed with the Securities and Exchange Commission (the “Commission”) on June 29, 2020 (the “Form 10-K”), had inadvertently been filed without the consent of Marcum. Marcum had audited the financial statements of the Company for the fiscal years ended March 31, 2019 and 2018 that were included in the Form 10-K, relating solely to periods during which the Company was a “special purpose acquisition company” (then named Pensare Acquisition Corp.), prior to the completion of the Company’s initial business combination in April 2020. The Company’s financial statements for the fiscal year ended March 31, 2020 that were included in the Form 10-K were audited by, and included in the Form 10-K with the consent of, UHY LLP, the Company’s current independent registered public accounting firm.

Since Marcum’s consent with respect to the audited financial statements of Pensare Acquisition Corp. for the fiscal years ended March 31, 2019 and 2018 was not obtained, on February 3, 2021 Marcum advised the Company that disclosure should be made to prevent future reliance on the previously issued financial statements of Pensare Acquisition Corp. for the fiscal years ended March 31, 2019 and 2018, and on February 8, 2021, after further discussions with Marcum, the Company’s management determined that such financial statements should not be relied upon. The Company intends to file those financial statements in an amendment to the Form 10-K, with proper authorization from Marcum, as soon as practicable.

The Company has discussed with Marcum the matters disclosed in this filing, and has included as an exhibit to this Form 8-K a letter from Marcum with respect thereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
7.1	Letter from Marcum LLP dated February 12, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN VIRTUAL CLOUD TECHNOLOGIES, INC.

By:	/s/ Thomas King
	Name:	Thomas H. King
	Title:	Chief Financial Officer

Date: February 12, 2021

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